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                                                                   EXHIBIT 10.34


                               FIRST AMENDMENT TO
                        LOAN AGREEMENT AND LOAN DOCUMENTS

         THIS FIRST AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS ("Amendment") dated as of the 25th day of March, 1998, is made and entered into on the terms and conditions hereinafter set forth, by and between ELECTRONICS ACCESSORY SPECIALISTS INTERNATIONAL, INC., a Delaware corporation ("Borrower"), and SIRROM CAPITAL CORPORATION, a Tennessee corporation ("Lender").

                              W I T N E S S E T H:

         WHEREAS, Lender made a term loan to Borrower in the original principal amount of One Million Six Hundred Thousand and No/100ths Dollars ($1,600,000.00) (the "Loan") on the terms and conditions set forth in that certain Loan Agreement dated as of June 24, 1997, by and between Lender and Borrower (as now or hereafter amended, the "Loan Agreement"); capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement; and

         WHEREAS, the Loan is further evidenced and secured by certain agreements, documents and instruments as more particularly described in the Loan Agreement and defined therein as the "Loan Documents"; and

         WHEREAS, the Loan and the Loan Documents were assigned by Lender to Sirrom Funding Corporation ("SFC"), a wholly owned subsidiary of Lender; and

         WHEREAS, Borrower desires to borrow from Lender and Lender desires to lend to Borrower an additional One Million Seven Hundred Fifty Thousand and No/100ths Dollars ($1,750,000.00) (the "Additional Loan"), all on the terms and conditions set forth in the Loan Agreement, secured and evidenced by among other things (a) a security interest in certain personal property granted pursuant to that certain Security Agreement dated as of June 24, 1997, by and between Lender and Borrower (the "Security Agreement"); and (b) a security interest in certain intellectual property granted pursuant to that certain Amended and Restated Trademark and Patent Security Agreement dated as of July 29, 1997, by and between Lender and Borrower; and

         WHEREAS, this Amendment shall amend the Loan Documents.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:


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     1. The second sentence of Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows: 1.

        The Loan shall be evidenced (i) a promissory note (the "First Note") in the original principal amount of One Million Six Hundred Thousand and No/100ths Dollars ($1,600,000.00) substantially in the form of Exhibit A attached hereto and incorporated herein by this reference, dated June 24, 1997, executed by Borrower in favor of Lender, and (ii) a promissory note (the "Second Note") in the original principal amount of One Million Seven Hundred Fifty Thousand and No/100ths Dollars ($1,750,000.00), substantially in the form of Exhibit A attached to the Amendment and incorporated herein by this reference, of even date with the Amendment, executed by Borrower in favor of Lender (the First Note and the Second Note shall be referred to herein collectively as the "Note").

     2. The obligations of Borrower in connection with and/or relating to the Additional Loan are further evidenced and/or secured by the Loan Documents.

     3. Upon satisfaction of the conditions set forth in Section 9 hereof, Lender shall immediately disburse the proceeds of the Additional Loan to Borrower by wire transfer upon instructions therefor given to Lender.

     4. Borrower hereby represents and warrants to Lender that (i) all of the representations made in Section 2.1 of the Loan Agreement are true and correct as of the date hereof, except as modified or supplemented by Schedule A attached hereto and incorporated herein by this reference; and (ii) no Event of Default has occurred and is continuing.

     5. The covenants and agreements in Article III of the Loan Agreement shall continue in full force and effect.

     6. Borrower hereby represents and warrants to Lender that all representations regarding Borrower's location(s) set forth in Section 3(f) of the Security Agreement are true and correct as of the date hereof.

     7. Borrower shall pay to Lender a processing fee of $43,750.00 in connection with the Additional Loan, $15,000 of which has previously been paid and $28,750 of which shall be paid upon the closing of the Additional Loan.

     8. Borrower shall use the proceeds of the Additional Loan for working capital and to pay all costs and expenses incurred by the parties hereto in connection with the making and documentation of the Additional Loan.


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     9. The obligation of Lender to fund the Additional Loan on the date hereof is subject to Borrower's satisfaction of each of the following conditions:

     (a) delivery to Lender of a Secured Promissory Note executed by Borrower, substantially in the form of Exhibit A attached hereto;

     (b) delivery to Lender of a Stock Purchase Warrant executed by Borrower (the "Stock Purchase Warrant") together with a warrant valuation letter, each in form and substance acceptable to Lender;

     (c) delivery to Lender of an Amended and Restated Stock Purchase Warrant executed by Borrower in form and substance acceptable to Lender;

     (d) delivery to Lender of copies of certificate of incorporation and other publicly filed organizational documents of Borrower, certified by the Secretary of State or other public official in the jurisdiction in which Borrower is incorporated;

     (e) delivery to Lender of an opinion of Jackson Walker L.L.P., as Borrower's counsel, of even date herewith, in form and substance reasonably acceptable to Lender's counsel, Chambliss, Bahner & Stophel, P.C.;

     (f) delivery to Lender of resolutions of Borrower's Board of Directors authorizing the Additional Loan, the issuance of the Stock Purchase Warrant in connection therewith and the reservation of the shares to be issued in connection with the Stock Purchase Warrant;

     (g) delivery to Lender of an Authorization Agreement for Pre-Authorized Payments completed and executed by Borrower; and

     (h) delivery to Lender of a certificate as to the legal existence and good standing of Borrower, issued by the Secretary of State or other appropriate public official in the jurisdiction in which Borrower is incorporated.

     10. The terms "Loan Document" and "Loan Documents" as defined in the Loan Agreement are amended to include this Amendment and any and all other documents relating to the Loan or the Additional Loan (i) by and between Borrower or any other person or entity and Lender or (ii) executed by Borrower or any other person or entity in favor of Lender.

     11. Borrower hereby acknowledges that the original Loan (as evidenced by the First Note) was assigned by Lender to SFC and that upon the closing of the Additional Loan, the Additional Loan may also be assigned to SFC.


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     12. Except as modified and amended hereby, the Loan Documents shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.


BORROWER:                                LENDER:
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ELECTRONICS ACCESSORY                    SIRROM CAPITAL CORPORATION, a
SPECIALISTS INTERNATIONAL,               Tennessee corporation
INC., a Delaware corporation


By: /s/ Charles R.  Mollo                By: /s/ Elizabeth Lundig
   ------------------------------           ------------------------------------

Title:   CEO                             Title: Assistant-Vice President
      ---------------------------              ---------------------------------



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